Exhibit 99.1

Omega Healthcare Investors Announces Pricing of Its $600,000,000 Senior Notes Offering

June 10, 2025

Omega Healthcare Investors, Inc. (NYSE: OHI) (“Omega”) today announced that it priced an underwritten public offering of $600,000,000 aggregate principal amount of 5.200% Senior Notes due 2030 (the “2030 Notes”). The settlement of this offering is expected to occur on June 20, 2025, subject to customary closing conditions.

Omega intends to use the net proceeds from the offering for general corporate purposes, which may include, among other things, repayment of existing indebtedness and future acquisition or investment opportunities in healthcare-related real estate properties and to pay certain fees and expenses related to the Offering.

The 2030 Notes are guaranteed by Omega’s subsidiary, OHI Healthcare Properties Limited Partnership, and will be guaranteed by Omega’s existing and future subsidiaries that guarantee unsecured indebtedness for money borrowed of Omega in a principal amount at least equal to $100 million.

Wells Fargo Securities, LLC, BofA Securities, Inc., Credit Agricole Securities (USA) Inc. and J.P. Morgan Securities LLC are acting as active joint book-running managers for the offering of the 2030 Notes.

The 2030 Notes will mature on July 1, 2030, have an issue price to the public of 99.118% and feature a fixed-rate coupon of 5.200% per annum, payable semiannually on January 1 and July 1 of each year, beginning January 1, 2026.

The offering is being conducted by means of a prospectus supplement filed as part of a shelf registration statement on Form S-3 (Registration No. 333-282376) previously filed with the Securities and Exchange Commission (the “SEC”). A copy of the preliminary prospectus supplement and accompanying prospectus relating to the offering of the Notes can be obtained from: Wells Fargo Securities, LLC, 608 2nd Avenue South, Suite 1000, Minneapolis, MN 55402, Attention: WFS Customer Service, or by email at wfscustomerservice@wellsfargo.com, or by calling (800) 645-3751; BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attention: Prospectus Department or by email at dg.prospectus_requests@bofa.com; Credit Agricole Securities (USA) Inc., 1301 Avenue of the Americas, 8th Floor, New York, New York 10019, Attention: Debt Capital Markets, or by email at DCMNewYork@ca-cib.com, or by calling +1 (866) 807-6030; J.P. Morgan Securities LLC, 383 Madison Ave., New York, NY 10179, Attention: Investment Grade Syndicate Desk, or by calling (212) 834 4533. Potential investors should read the prospectus supplement and accompanying prospectus, the registration statement and the other documents that Omega has filed with the SEC in connection with the offering of the Notes. A copy of the prospectus supplement and accompanying prospectus may also be obtained without charge by visiting the SEC’s website at www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Omega is a real estate investment trust (“REIT”) that invests in the long-term healthcare industry, primarily in skilled nursing (“SNFs”) and assisted living facilities (“ALFs”). Its portfolio of assets is operated by a diverse group of healthcare companies, predominantly in a triple-net lease structure. The assets span all regions within the United States, as well as in the United Kingdom. More information on Omega is available at www.omegahealthcare.com.

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the federal securities laws. All statements regarding Omega’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, facility transitions, growth opportunities, expected lease income, continued qualification as a REIT, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from Omega's expectations.

Omega’s actual results may differ materially from those reflected in such forward-looking statements as a result of a variety of factors, including, among other things: (i) uncertainties relating to the business operations of the operators of Omega’s properties, including those relating to reimbursement by third-party payors, regulatory matters, occupancy levels and quality of care, including the management of infectious diseases; (ii) the timing of our operators’ recovery from staffing shortages, increased costs and decreased occupancy resulting from inflation and the long-term impacts of the Novel coronavirus (“COVID-19”) pandemic and the sufficiency of previous government support and current reimbursement rates to offset such costs and the conditions related thereto; (iii) additional regulatory and other changes in the healthcare sector, including potential changes to Medicaid or Medicare reimbursements, state regulatory initiatives or minimum staffing requirements for skilled nursing facilities (“SNFs”) that may further exacerbate labor and occupancy challenges for Omega’s operators; (iv) the ability of any of Omega’s operators in bankruptcy to reject unexpired lease obligations, modify the terms of Omega’s mortgages and impede the ability of Omega to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations, and other costs and uncertainties associated with operator bankruptcies; (v) changes in tax laws and regulations affecting real estate investment trusts (“REITs”), including as the result of any policy changes driven by the current focus on capital providers to the healthcare industry; (vi) Omega’s ability to re-lease, otherwise transition or sell underperforming assets or assets held for sale on a timely basis and on terms that allow Omega to realize the carrying value of these assets or to redeploy the proceeds therefrom on favorable terms, including due to the potential impact of changes in the SNF and assisted living facility (“ALF”) markets or local real estate conditions; (vii) the availability and cost of capital to Omega; (viii) changes in Omega’s credit ratings and the ratings of its debt securities; (ix) competition in the financing of healthcare facilities; (x) competition in the long-term healthcare industry and shifts in the perception of various types of long-term care facilities, including SNFs and ALFs; (xi) changes in the financial position of Omega’s operators; (xii) the effect of economic, regulatory and market conditions generally, and particularly in the healthcare industry and in jurisdictions where we conduct business, including the U.K.; (xiii) changes in interest rates and the impacts of inflation and changes in global tariffs; (xiv) the timing, amount and yield of any additional investments; (xv) Omega’s ability to maintain its status as a REIT; (xvi) the effect of other factors affecting our business or the businesses of Omega’s operators that are beyond Omega’s or operators’ control, including natural disasters, public health crises or pandemics, cyber threats and governmental action, particularly in the healthcare industry, and (xvii) other factors identified in Omega’s filings with the Securities and Exchange Commission. Statements regarding future events and developments and Omega’s future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements.

We caution you that the foregoing list of important factors may not contain all the material factors that are important to you. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

FOR FURTHER INFORMATION, CONTACT

Andrew Dorsey, VP, Corporate Strategy & Investor Relations

or

David Griffin, Director, Corporate Strategy & Investor Relations at (410) 427-1705